General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                 APRIL 30, 2002
                                  Unaudited (1)
       In thousands
                                                                 April 30, 2002
                                                            --------------------
       ASSETS:
       Current Assets:
             Cash and cash equivalents                                   $2,576
             Accounts receivable                                          3,075
             Receivable from sale of divisions
                 Due from sale of divisions                                   0
                 Notes receivable                                           800
             Inventories                                                  5,539
             Deferred income taxes                                          307
             Other current assets                                           974
             Net assets of discontinued operations                          871
                                                            --------------------
                                                                          14,142

        Property, plant and equipment, net                                  863
        Land and buildings held for sale                                  9,935
        Capitalized software development costs, net                           0
        Other assets                                                          0
        Net assets of discontinued operations                               508
                                                            --------------------

                                               Total Assets             $25,448
                                                            ====================

       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
             Revolving credit loan                                          $99
             Notes payable                                               30,783
             Mortgages payable on buildings held for sale                 9,114
             Accounts payable, trade                                     21,556
             Accrued payroll and payroll-related costs                    3,039
             Deferred income                                                  0
             Accrued expenses and other current liab.                    17,177
                                                            --------------------
                                                                         81,768

       7 3/4% Convertible debentures                                      3,000
       Other long-term debt                                                   0
       Deferred income taxes                                                448
       Other liabilities                                                    911
                                                            --------------------
                                          Total Liabilities              86,127

       Redeemable 5% Preferred Stock                                      3,043

       Stockholders' equity:
             Preferred stock                                                788
             Common stock                                                 3,328
             Paid-in-capital                                            191,313
             Accumulated deficit                                       (257,712)
             Foreign currency translation adjustment                          0
              Less: Treasury stock                                       (1,439)
                                                            --------------------
                                                                        (63,722)
                                                            --------------------

                 Total Liabilities and Stockholders' Equity             $25,448
                                                            ====================


---------------------
       (1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001, and on audit adjustments.

                        General DataComm Industries, Inc.
                             Statement Of Operations
                      One Fiscal Month Ended April 30, 2002
                                  Unaudited (1)
                                  ($ in 000's)

               Sales                                                   $2,295
               Cost of sales                                            1,260
                                                                       ------
               Gross Margin                                             1,035
               Operating Expenses:
                     Selling, general and administrative                  892
                     Research and product development                     312
                                                                       ------
                                                                        1,204
                                                                       ------
               Operating income (loss)                                   (169)

               Other Income/(Expense):
                     Interest expense, net                               (481)
                     Gain (loss) on sale of divisions                       -
                     Other, net                                            12
                                                                        ------
                                                                         (469)
               Income(loss) from continuing operations,
                  before income taxes                                    (638)

               Income tax provision                                        13
                                                                        ------
               Net income(loss) from continuing operations               (651)

               Discontinued Operations:
                     Income (loss) from discontinued
                        operations, net of income taxes                     -

                     Gain on sale of discontinued operations,
                        net of income taxes                                 -
                                                                        ------
               Net income (loss)                                        ($651)
                                                                        ======
__________________

    (1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001, and on audit adjustments.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                         One Month Ended April 30, 2002
                                 Unaudited (1)


                                                   Increase (Decrease) in Cash
           In thousands                                and Cash Equivalents
           -------------------------------------------------------------------
             Cash flows from operating activities:
             Net loss                                              ($651)
             Adjustments to reconcile net loss to net cash
               used in operating activities:
                     Depreciation and amortization                    97
                     Changes in:
                         Accounts receivable                        (210)
                         Inventories                                 373
                         Accounts payable and accrued expenses       271
                         Other net current assets                    165
                         Other net long-term assets                 (105)
           --------------------------------------------------------------------
           Net cash provided by operating activities                 (60)
           --------------------------------------------------------------------

           Cash flows from investing activities:
                 Acquisition of property, plant and equipment, net     0
           --------------------------------------------------------------------
           Net cash used in investing activities                       0
           --------------------------------------------------------------------

           Cash flows from financing activities:
                 Revolver borrowings (repayments), net                21
                 Proceeds from notes and mortgages                   410
                 Principal payments on notes and mortgages          (284)
                 Proceeds from issuing common stock                    0
                 Payment of preferred stock dividends                  0
           -------------------------------------------------------------------
           Net cash provided by financing activities                 147
           -------------------------------------------------------------------

           Net increase in cash and cash equivalents                  87
           Cash and cash equivalents at beginning of period        2,489
           -------------------------------------------------------------------
           Cash and cash equivalents at end of period             $2,576
           ===================================================================


(1) Subject to change after a detailed review of recorded liabilities and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001, and on audit adjustments.